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                                                                    EXHIBIT 99.1



 Series 1997-2 Monthly Certificateholders' Statement for the period from August
                       21, 1997 through August 31, 1997

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                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                       PROFFITT'S CREDIT CARD MASTER TRUST
                                  SERIES 1997-2


Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement the "Agreement") each between Proffitt's Credit Corporation as Transferor, Proffitt's, Inc. as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the Series 1997-2 Certificates is set forth below:



         DATE OF THE CERTIFICATE                                SEPTEMBER 10, 1997
         MONTHLY PERIOD ENDING:                                    AUGUST 31, 1997
         DETERMINATION DATE                                     SEPTEMBER 10, 1997
         DISTRIBUTION DATE                                      SEPTEMBER 15, 1997

                                                              GENERAL
  201    Amortization Period                                                                                No               201
  202    Early Amortization Period                                                                          No               202
  202    Class A Investor Amount paid in full                                                               No               202
  203    Class B Investor Amount paid in full                                                               No               203
  204    Collateral Indebtedness Amount paid in full                                                        No               204
  205    Proffitt's Inc. is the Servicer                                                                    Yes              205


                                                          INVESTOR AMOUNT

                                                                                                          as of the end
                                                                   as of the end of prior                 the relevant
                                                                         Monthly Period                  Monthly Period
                                                               --------------------------------      --------------------
  204    Series 1997-2 Investor Amount                         $ 235,300,000            204(a)         $ 235,300,000         204(b)
  205       Class A Investor Amount                            $ 180,000,000            205(a)         $ 180,000,000         205(b)
  206       Class B Investor Amount                            $  20,000,000            206(a)         $  20,000,000         206(b)
  207       Collateral Indebtedness Amount                     $  21,000,000            207(a)         $  21,000,000         207(b)
  208       Class D Investor Amount                            $  14,300,000            208(a)         $  14,300,000         208(b)

  209    Series 1997-2 Adjusted Investor Amount                $ 235,300,000            209(a)         $ 235,300,000         209(b)
  210       Class A Adjusted Investor Amount                   $ 180,000,000            210(a)         $ 180,000,000         210(b)
  211       Principal Account Balance                          $           -            211(a)         $           -         211(b)
  211       Class B Adjusted Investor Amount                   $  20,000,000            211(a)         $  20,000,000         211(b)

  212       Class A Certificate Rate                                                                            6.50%        212
  213       Class B Certificate Rate                                                                            6.69%        213
  214       Collateral Indebtedness Interest                                                                    6.23%        214
  215       Class D Certificate Rate                                                                            6.50%        215

                                                                                                          as of the end
                                                                   as of the end of prior                 the relevant
                                                                         Monthly Period                  Monthly Period
                                                               --------------------------------      --------------------

  216    Series 1997-2 Investor Percentage with
          respect to Finance Charge Receivables                 88.69%                  216(a)            85.43%             216(b)
  217       Class A                                             67.84%                  217(a)            65.35%             217(b)
  218       Class B                                              7.54%                  218(a)             7.26%             218(b)
  219       Collateral Indebtedness Amount                       7.92%                  219(a)             7.62%             219(b)
  220       Class D                                              5.39%                  220(a)             5.19%             220(b)

  221    Series 1997-2 Investor Percentage with
          respect to Principal Receivables                      88.69%                  221(a)            85.43%             221(b)
  222       Class A                                             67.84%                  222(a)            65.35%             222(b)
  223       Class B                                              7.54%                  223(a)             7.26%             223(b)
  224       Collateral Indebtedness Amount                       7.92%                  224(a)             7.62%             224(b)
  225       Class D                                              5.39%                  225(a)             5.19%             225(b)

  226    Series 1997-2 Investor Percentage with
          respect to Allocable Amounts                          88.69%                  226(a)            85.43%             226(b)



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
  227       Class A                                                                   67.84%        227(a)       65.35%     227(b)
  228       Class B                                                                    7.54%        228(a)        7.26%     228(b)
  229       Collateral Indebtedness Amount                                             7.92%        229(a)        7.62%     229(b)
  230       Class D                                                                    5.39%        230(a)        5.19%     230(b)


                                              COLLECTIONS ALLOCATED TO SERIES 1997-2
  231    Series allocation of collections of Principal Receivables                                          $ 47,650,953    231
  232       Class A                                                                                         $ 36,452,068    232
  233       Class B                                                                                         $  4,050,230    233
  234       Collateral Indebtedness Amount                                                                  $  4,252,741    234
  235       Class D                                                                                         $  2,895,914    235

  236    Series allocation of collections of Finance Charge Receivables                                     $  3,997,115    236
  237       Class A                                                                                         $  3,057,717    237
  238       Class B                                                                                         $    339,746    238
  239       Collateral Indebtedness Amount                                                                  $    356,734    239
  240       Class D                                                                                         $    242,919    240

         Available Funds
  241       Class A Available Funds                                                                         $  3,057,717    241
  242          The amount to be withdrawn from the Reserve Account to be included
         in Class A available funds                                                                         $          -    242
  243          Principal Investment Proceeds to be included in Class A Available Funds                      $          -    243
  244          The amount of investment earnings on amounts held in the Reserve
         Account to be included in Class A available funds                                                  $          -    244

  245       Class B Available Funds                                                                         $    339,746    245
  246          The amount to be withdrawn from the Reserve Account to be included
         in Class B available funds                                                                         $          -    246
  247          Principal Investment Proceeds to be included in Class B Available
         Funds                                                                                              $          -    247
  248          The amount of investment earnings on amounts held in the Reserve
         Account to be included in Class B available funds                                                  $          -    248

  249    Collateral Available Funds                                                                         $    356,734    249

  250    Class D Available Funds                                                                            $    242,919    250

                                                    APPLICATION OF COLLECTIONS

         Class A
  251    Class A Monthly Interest for the related Distribution Date, plus the amount of
         any Class A Monthly Interest previously due but not paid plus any additional                       $    780,000    251
         interest with respect to interest amounts that were due but not paid on a prior
         Distribution date
  252    If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A
         Servicing fee for the related Distribution Date                                                    $          -    252
  253    Class A Allocable Amount                                                                           $    325,802    253
  254    An amount to be included in the Excess Spread                                                      $  1,951,915    254

         Class B
  255    Class B Monthly Interest for the related Distribution Date, plus the amount of
         any Class B Monthly Interest previously due but not paid plus any addition                         $     89,200    255
         interest with respect to interest amounts that were due but not paid on a prior
         Distribution date
  256    If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B
         Servicing fee for the related Distribution Date                                                    $          -    256
  257    An amount to be included in the Excess Spread                                                      $    250,546    257

         Collateral


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

  258    If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral
         Servicing fee for the related Distribution Date                                           $         -      258
  259    An amount to be included in the Excess Spread                                             $   356,734      259

         Class D
  260    If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D
         Servicing fee for the related Distribution Date                                           $         -      260
  261    An amount to be included in the Excess Spread                                             $   242,919      261

  262    Available Excess Spread                                                                   $ 2,802,113      262
  263    Available Shared Excess Finance Charge Collections                                        $         -      263

  264    Class A Required Amount is to be used to fund any deficiency in line251,
         line252 and line253                                                                       $         -      264
  265    The aggregate amount of Class A Investor Charge Offs which have not been
         previously reimbursed                                                                     $         -      265

  266    Class B Required Amount to the extent attributable to line255, and line256                $         -      266

  267    Class B Allocable Amount                                                                  $    36,200      267
  268    Any remaining portion of the Class B Required Amount                                      $         -      268
  269    An amount equal to any unreimbursed reductions of the Class B Investor
         Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
         Principal Collections; (iii) Reallocations of the Class B Investor Amount to
         the Class A Investor Amount                                                               $         -      269
  270    Collateral Monthly Interest for the related Distribution Date plus Collateral
         Monthly Interest previously  due but not paid to the Collateral Indebtedness
         Holder plus Collateral Additional Interest                                                $    87,150      270
  271    Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
         Fee due for the relevant Monthly Period and not paid above                                $   294,667      271
  272    Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
         Fee due but not distributed to the Servicer for prior Monthly Periods                     $         -      272

  273    Collateral Allocable Amount                                                               $    38,010      273

  274    Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
         Reallocations of the CIA to the Class A or Class B Investor Amounts                       $         -      274
  275    The excess, if any, of the Required Cash Collateral Amount over the
         Available Collateral Amount                                                               $         -      275
  276    An amount equal to Class D Monthly Interest due but not paid to the Class D
         Certificateholders plus Class D Additional Interest                                       $    61,967      276
  277    Class D Servicing Fee due for the relevant Monthly Period and not paid
         above                                                                                     $    19,067      277
  278    Class D Servicing Fee due but not distributed to the Servicer for prior
         Monthly Periods                                                                           $         -      278
  279    Class D Allocable Amount                                                                  $    25,883      279
  280    Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
         (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
         reallocations of the Class D Investor Amount to the Class A or Class B
         Investor Amount or CIA                                                                    $         -      280
  281    Aggregate amount of any other amounts due to the Collateral Indebtedness
         Holder pursuant to the Loan Agreement                                                     $         -      281
  282    Excess, if any, of the Required Reserve Account Amount over the amount on
         deposit in the Reserve Account                                                            $         -      282
  283    Shared Excess Finance Charge Collections                                                  $ 2,239,170      283

                                                DETERMINATION OF MONTHLY PRINCIPAL

  284    Class A Monthly Principal (the least of line#285, line#286 and line#205)                  $         -      284
  285       Available Principal Collections held in the Collection Account                         $47,650,953      285
  286       Class A Accumulation Amount                                                            $         -      286

  287    Class B Monthly Principal (the least of line#288, line#289 and line#206)
         (distributable only after payout of Class A)                                              $         -      287
  288       Available Principal Collections held in the Collection Account less portion of
         such Collections applied to Class A Monthly Principal                                     $47,650,953      288
  289       Class B Accumulation Amount                                                            $         -      289


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

  290    Collateral Monthly Principal (prior to payout of Class B) (the least of line#291
         and line#292)                                                                                     $          -     290
  291       Available Principal Collections held in the Collection Account less portion of
         such Collections applied to Class A and Class B Monthly Principal                                 $ 47,650,953     291
  292       Enhancement Surplus                                                                            $          -     292

  293    Class D Monthly Principal                                                                         $          -     293
  294       Available Principal Collections held in the Collection Account less portion
         of such Collections applied to Class A, Class B or Collateral Monthly Principal                   $ 47,650,953     294

                                                   AVAILABLE ENHANCEMENT AMOUNT

  295    Available Enhancement Amount                                                                      $ 35,300,000     295
  296       Amount on Deposit in the Cash Collateral Account                                               $          -     296

                                                 REALLOCATED PRINCIPAL COLLECTIONS

  297    Reallocated Principal Collections                                                                 $          -     297
  298       Class D Principal Collections (to the extent needed to fund Required
         Amounts)                                                                                          $          -     298
  299       Collateral Principal Collections (to the extent needed to fund Required
         Amounts)                                                                                          $          -     299
  300       Class B Principal Collections (to the extent needed to fund Required
         Amounts)                                                                                          $          -     300

                                INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS

                                                                                    %                          Amount
                                                                                ---------                  -------------
  301    Series 1997-2 Default Amount                                             88.69%       301(a)      $    425,895    301(b)
  302    Class A Investor Default Amount                                          67.84%       302(a)      $    325,802    302(b)
  303    Class B Investor Default Amount                                           7.54%       303(a)      $     36,200    303(b)
  304    Collateral Default Amount                                                 7.92%       304(a)      $     38,010    304(b)
  305    Class D Investor Default Amount                                           5.39%       305(a)      $     25,883    305(b)

  306    Series 1997-2 Adjustment Amount                                                                   $          -    306
  307    Class A Adjustment Amount                                                                         $          -    307
  308    Class B Adjustment Amount                                                                         $          -    308
  309    Collateral Adjustment Amount                                                                      $          -    309
  310    Class D Adjustment Amount                                                                         $          -    310

  311    Series 1997-2 Allocable Amount                                                                    $    425,895    311
  312       Class A Allocable Amount                                                                       $    325,802    312
  313       Class B Allocable Amount                                                                       $     36,200    313
  314       Collateral Allocable Amount                                                                    $     38,010    314
  315       Class D Allocable Amount                                                                       $     25,883    315

                                                         REQUIRED AMOUNTS

  316    Class A Required Amount                                                                           $          -    316
  317       Class A Monthly Interest for current Distribution Date                                         $    780,000    317
  318       Class A Monthly Interest previously due but not paid                                           $          -    318
  319       Class A Additional Interest for prior Monthly Period or previously due but not paid            $          -    319
  320       Class A Servicing Fee (if Proffitt's is no longer the Servicer)                                $          -    320

  321    Class B Required Amount                                                                           $          -    321
  322       Class B Monthly Interest for current Distribution Date                                         $     89,200    322
  323       Class B Monthly Interest previously due but not paid                                           $          -    323
  324       Class B Additional Interest for prior Monthly Period or previously due but not paid            $          -    324
  325       Class B Servicing Fee (if Proffitt's is no longer the Servicer)                                $          -    325
  326       Excess of Class B Allocable Amount over funds available to make payments                       $          -    326


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

  327     Collateral Required Amount                                                                       $          -     327
  328       Collateral Monthly Interest for current Distribution Date                                      $     87,150     328
  329       Collateral Monthly Interest previously due but not paid                                        $          -     329
  330       Collateral Additional Interest for prior Monthly Period or previously due but not paid         $          -     330
  331       Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                             $          -     331
  332       Excess of Collateral Allocable Amount over funds available to make payments                    $          -     332

                          REDUCTION OF INVESTOR AMOUNTS

         Class A
  333    Class A Investor Amount reduction                                                                 $          -     333
  334       Class A Investor Charge Off                                                                    $          -     334
  335       Reductions of the Class A Investor Amount                                                      $          -     335
         Class B
  336    Class B Investor Amount reduction                                                                 $          -     336
  337       Class B Investor Charge Off                                                                    $          -     337
  338       Reductions of the Class B Investor Amount                                                      $          -     338
  339       Reallocated Principal Collections applied to Class A                                           $          -     339
         Collateral
  340    Collateral Indebtedness Amount reduction                                                          $          -     340
  341       Collateral Indebtedness Amount Charge Off                                                      $          -     341
  342       Reductions of the Collateral Indebtedness Amount                                               $          -     342
  343       Reallocated Principal Collections applied to Class B                                           $          -     343
         Class D
  344    Class D Investor Amount reduction                                                                 $          -     344
  345       Class D Investor Charge Off                                                                    $          -     345
  346       Reductions of the Class D Investor Amount                                                      $          -     346
  347       Reallocated Principal Collections applied to Collateral Indebtedness Amount                    $          -     347

                                  SERVICING FEE

  348    Series 1997-2 Servicing Fee                                                                       $    313,734     348
  349       Class A Servicing Fee                                                                          $    240,000     349
  350       Class B Servicing Fee                                                                          $     26,667     350
  351       Collateral Servicing Fee                                                                       $     28,000     351
  352       Class D Servicing Fee                                                                          $     19,067     352


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS DULY EXECUTED AND DELIVERED THIS CERTIFICATE THIS 10TH DAY OF SEPTEMBER, 1997

         PROFFITT'S INC.,
         AS SERVICER

         BY /s/ James S. Scully
           -------------------------------------------
         NAME:  JAMES S. SCULLY
         TITLE: VICE PRESIDENT AND TREASURER



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